                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 28, 1999


                               AT HOME CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



      000-22697                                               77-0408542
-----------------------                                   ---------------------
     (Commission                                              (IRS Employer
    File Number)                                           Identification No.)


        450 BROADWAY STREET, REDWOOD CITY, CA                    94063
--------------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                 (650) 569-5000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7:        FINANCIAL STATEMENTS AND EXHIBITS.

               On June 14, 1999, At Home Corporation ("EXCITE@HOME") filed a Form 8-K to report the completion of its acquisition of Excite, Inc. ("EXCITE") on May 28, 1999. Excite@Home indicated that it would file the financial information required by Item 7 of Form 8-K no later than the date required by this item. Excite@Home is filing this Amendment No. 1 to provide this financial information.

       (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                The following documents appear as Exhibit 99.03 to this current report on Form 8-K/A and are incorporated into this document by reference:

               (i) Excite, Inc. unaudited condensed consolidated financial statements and notes thereto for the three months ended March 31, 1999; and

               (ii) Excite, Inc. audited consolidated financial statements and notes thereto for the year ended December 31, 1998.

        (b)    PRO FORMA FINANCIAL INFORMATION.

               The following documents appear as Exhibit 99.04 to this current report on Form 8-K/A and are incorporated into this document by reference:

               (i) At Home unaudited pro forma condensed combined consolidated balance sheets as of March 31, 1999;

               (ii) At Home unaudited pro forma condensed combined consolidated statements of operations for the three months ended March 31, 1999;

               (iii) At Home unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 1998; and

               (iv) Notes to the unaudited pro forma condensed combined consolidated financial information.


        (c)    EXHIBITS.

               23.01  Consent of Ernst & Young LLP, Independent Auditors.

               99.03  Financial statements of Excite, Inc. for the three months ended March 31, 1999 and for the year ended December 31, 1998.

               99.04  Unaudited pro forma condensed combined consolidated financial information.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 13, 1999                  AT HOME CORPORATION


                                        By:  /s/  DAVID G. PINE
                                             -----------------------------------
                                             David G. Pine,
                                             Vice President, General Counsel
                                             and Secretary

                                  EXHIBIT INDEX


Exhibit
Number     Description
-------    -----------
23.01      Consent of Ernst & Young LLP, Independent Auditors.

99.03 Financial statements of Excite, Inc. for the three months ended March 31, 1999 and for the year ended December 31, 1998.

99.04 Unaudited pro forma condensed combined consolidated financial information.